UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 11, 2007

                                   CDEX, INC.
             (Exact name of registrant as specified in its charter)

               Nevada                    000-49845            52-2336836
  (State or other jurisdiction of       (Commission        (I.R.S. Employer
   incorporation or organization)      File Number)       Identification No.)

      4555 South Palo Verde Road, Suite 123
                   Tucson, AZ                                 85714
    (Address of principal executive offices)               (Zip Code)

                                 (520) 745-5172
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On June 11, 2007, CDEX, Inc., a Nevada corporation ("Registrant"), announced the appointment of Malcolm H. Philips, Jr. as Registrant's President and Chief Executive Officer and a Member of the Registrant's Board of Directors.

        Mr. Philips was Registrant's President, CEO and Chairman of the Board from its inception until he left the Company in early 2006. Since December 2006, Mr. Philips has been a special advisor to the Board and Mr. Tim Shriver, who has been serving as acting President and CEO, to consolidate operations in Tucson, Arizona. With completion of the transition and consolidation, the senior management team of Mr. Philips as CEO and Mr. Shriver as Senior Vice President of Technical Operations will continue to lead the company.

        As previously disclosed, Registrant and IAM Investment Group LP, a Limited Partnership ("LP") entered into a material contract for a loan of $23,500 from LP to Registrant. The loan was made on December 18, 2006. Mr. Philips' spouse and Mr. Philips are limited partners of LP.

        Mr. Philips has entered into an Employment Agreement with Registrant. A copy of the Employment Agreement is attached to this Current Report as Exhibit
99.1 and incorporated herein by reference.

        A copy of a press release issued on June 11, 2007 announcing Mr. Philips' appointment is attached to this Current Report as Exhibit 99.2 and is incorporated herein by reference.



Item 9.01 Financial Statements and Exhibits

   Exhibit
   Number             Title of Document                         Location
---------- ---------------------------------------------- ----------------------
     99.1   Employment Agreement                           Attached
     99.2   Press Release, dated June 11, 2007             Attached

---------- ---------------------------------------------- ----------------------


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CDEX, INC.


Date: June 15, 2007                By    /s/ Malcolm H. Philips, Jr.
                                         ---------------------------------------
                                         Malcolm H. Philips, Jr., President